PGOF-SA1 06/24

Statement of Additional Information Supplement	June 4, 2024

Putnam BDC Income ETF

Putnam BioRevolutionTM ETF

Putnam Emerging Markets ex-China ETF

Putnam ESG Core Bond ETF

Putnam ESG High Yield ETF

Putnam ESG Ultra Short ETF

Putnam Focused Large Cap Growth ETF

Putnam Focused Large Cap Value ETF

Putnam PanAgora ESG Emerging Markets Equity ETF

Putnam PanAgora ESG International Equity ETF

Putnam Sustainable Future ETF

Putnam Sustainable Leaders ETF

For all funds listed above

Effective immediately, the disclosure under the sub-section The Management Contract in the section MANAGEMENT of each fund’s Statement of Additional Information is supplemented to include the following:

Franklin Templeton Services, LLC (“FT Services”) has entered into an agreement with Putnam Management to provide certain administrative services and facilities for the fund. FT Services is an indirect, wholly-owned subsidiary of Franklin Templeton and is an affiliate of Putnam Management, the fund's investment manager. The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. Putnam Management pays FT Services a monthly fee equal to 105% of the internal costs incurred by FTS for providing administrative services to the Putnam ETFs. Putnam Management will also reimburse FT Services for fees paid by FT Services to any third-party service provider for sub-administration and other services for the fund.

For Putnam BDC Income ETF, Putnam BioRevolutionTM ETF, Putnam Emerging Markets ex-China ETF, Putnam ESG Core Bond ETF, Putnam ESG High Yield ETF, Putnam ESG Ultra Short ETF, Putnam PanAgora ESG Emerging Markets Equity ETF, and Putnam PanAgora ESG International Equity ETF

Effective immediately, the first paragraph under the sub-section Public Disclosures in the section DISCLOSURE OF PORTFOLIO INFORMATION of each fund’s Statement of Additional Information is deleted and replaced in its entirety with the following:

On each Business Day, before commencement of trading in shares on the listing exchange, each fund will disclose its complete portfolio holdings on its website. The fund will disclose its top 10 holdings and related portfolio information monthly beginning on or after 5 business days after the end of each month on www.putnam.com. The find will also disclose on its website its complete holdings as of the end of the prior month on a monthly basis beginning on or before the 15th calendar day after the end of each month.

For Putnam Focused Large Cap Growth ETF, Putnam Focused Large Cap Value ETF, Putnam Sustainable Future ETF and Putnam Sustainable Leaders ETF

Effective immediately, the second paragraph under the sub-section Public Disclosures in the section DISCLOSURE OF PORTFOLIO INFORMATION of each fund’s Statement of Additional Information is deleted and replaced in its entirety with the following:

The fund will disclose its top 10 holdings and related portfolio information monthly beginning on or after 5 business days after the end of each month on www.putnam.com. The fund will disclose its complete portfolio holdings, including the name, identifier, market value and weight of each security and instrument in the portfolio, on www.putnam.com on a monthly basis, beginning on or before the 15th calendar day after the end of each month. The fund will also file its portfolio holdings with the SEC twice each year on Form N-CSR (with respect to each annual period and semi-annual period). In addition, the fund will file reports of portfolio holdings on Form N-PORT 60 days after each fiscal quarter (for the respective fiscal quarter), with the schedule of portfolio holdings filed on Form N-PORT for the third month of the first and third fiscal quarter made publicly available. Shareholders may obtain the Form N-CSR filings and the publicly available portions of Form N-PORT filings on the SEC’s website at http://www.sec.gov. Form N-CSR filings are available upon filing and information reported on Form N-PORT filings for the third month of a fiscal quarter is available 60 days after the end of the fiscal quarter. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website.

Shareholders should retain this Supplement for future reference.